POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

June 30, 2023 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (0.64%)
Consumer, Cyclical (0.16%)
CWT Travel Holdings Inc(a)(b)(c)	89,755	$454,385

Consumer, Non-Cyclical (0.08%)
American Tire Distributors, Inc.(a)(b)(c)(d)(e)	2,940	226,615

Materials (0.11%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	191,152
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	134,784
Total Materials		325,936

Mineral and Precious Stone Mining (0.09%)
Arctic Canadian Diamond Co LTD.(a)(b)(c)(d)(e)	541	259,680

Oil & Gas (0.19%)
Utex Industries, Inc.(a)(b)(c)(d)(e)	7,506	541,257

Technology (0.01%)
Skillsoft Corp.(a)	32,762	40,625

TOTAL COMMON STOCKS
(Cost $2,411,494)		1,848,498

PREFERRED STOCK (0.10%)
Consumer, Cyclical (0.10%)
Carlson Travel, Inc.(a)(c)	4,489	287,296

TOTAL PREFERRED STOCK
(Cost $390,543)		287,296

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (36.89%)
Basic Materials (1.07%)
Aruba Investments, Inc., Series Initial(f)	1M US L + 7.75%, 0.75% Floor	11/24/2028	$3,450,000	$3,073,381

Communications (2.53%)
ABG Intermediate Holdings 2 LLC(f)	1M SOFR + 6.00%, 0.50% Floor	12/20/2029	810,000	757,350
Clear Channel Outdoor Holdings, Inc.(f)	3M SOFR + 3.50%	8/23/2026	1,390,000	1,330,174
Ten-X LLC(f)	1.50% Floor	5/26/2028	5,480,000	5,219,700
Total Communications				7,307,224

Consumer Discretionary (2.88%)
CNT Holdings I Corp, Series Initial(f)	3M SOFR + 6.75%, 0.75% Floor	11/6/2028	8,624,188	8,307,939

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Cyclical (1.68%)
Brooks Automation 11/21 2nd Lien TL(f)	12M SOFR + 5.60%, 0.50% Floor	11/16/2029	$3,794,939	$3,376,907
Mitchell International, Inc. TL(f)	1M US L + 6.50%	10/1/2029	1,650,000	1,464,375
Total Consumer, Cyclical				4,841,282

Consumer, Non-cyclical (20.73%)
Ankura Consulting Group LLC, Series Closing Date(f)	3M US L + 8.00%, 0.75% Floor	3/19/2029	650,000	537,875
Asurion LLC, Series New B-4(f)	1M SOFR + 5.25%	1/20/2029	9,760,000	8,212,357
Asurion LLC, TLB(f)	1M SOFR + 4.25%	8/19/2028	2,830,660	2,698,865
Aveanna Healthcare LLC(f)	3M US L + 7.00%, 0.50% Floor	12/10/2029	4,000,000	2,495,000
Cloudera, Inc.(f)	3M SOFR + 6.00%, 0.50% Floor	8/10/2029	860,000	782,600
CP Iris Holdco I, Inc.(f)	1M US L + 7.00%, 0.50% Floor	9/15/2029	1,720,000	1,393,200
Eyecare Partners LLC(f)	3M US L + 6.75%, 0.50% Floor	11/15/2029	3,430,000	2,352,980
Eyecare Partners, LLC(f)	3M SOFR + 4.50%	11/15/2028	1,283,550	954,101
Infinite Bidco LLC, Series Initial(f)	3M US L + 7.00%, 0.50% Floor	3/2/2029	4,245,740	3,624,801
Kuegh Corp., TL 1L(f)	3M SOFR + 5.00%	5/23/2030	2,690,000	2,669,260
LaserShip, Inc., Series Initial(f)	1M US L + 7.50%, 0.75% Floor	5/7/2029	3,280,000	2,460,000
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	7,346,405	7,350,996
Learning Care Group No. 2, Inc.(f)	3M US L + 8.50%, 1.00% Floor	3/13/2025	1,074,476	1,075,819
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	3,185,012	3,155,822
Medical Solutions LLC(f)	3M US L + 7.00%, 0.50% Floor	9/24/2028	1,770,000	1,584,150
MH Sub I LLC, Series 2021 Replacement(f)	1M SOFR + 6.25%	2/23/2029	5,630,000	4,927,151
Packaging Coordinators Midco, Inc., TL(f)	3M SOFR + 3.50%	11/30/2027	4,408,753	4,353,996
Quirch Foods Holdings LLC(f)	1M SOFR + 4.75%, 1.00% Floor	10/27/2027	928,005	888,565
SM Wellness Holdings, Inc., Series Initial(f)	1M US L + 8.00%, 0.75% Floor	4/16/2029	1,030,000	803,400
Surgery Center Holdings, Inc.(f)	1M US L + 3.75%, 0.75% Floor	8/31/2026	5,350,000	5,349,385
VC GB Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.50% Floor	7/23/2029	1,330,000	1,162,919
Xplornet Communications Inc. TL(f)	1M SOFR + 7.00%, 0.50% Floor	9/30/2029	1,930,000	974,650
Total Consumer, Non-Cyclical				59,807,892

Financials (0.21%)
Arctic Canadian Diamond Corp, 2L TL(b)(c)(d)(e)(g)	Cash 5.00% + PIK 12.50%	12/31/2027	601,859	601,859

Industrials (5.24%)
Apple Bidco LLC(f)	1M SOFR + 4.00%, 0.50% Floor	9/23/2028	1,785,514	1,778,818
Brand Energy & Infrastructure Services, Inc., Series Initial(f)	1M US L + 4.25%, 1.00% Floor	6/21/2024	6,746,466	6,673,368
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(f)	3M US L + 6.50%, 0.75% Floor	5/21/2029	2,760,000	2,587,500
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 3(f)	3M US L + 6.00%, 0.75% Floor	5/21/2029	2,295,812	2,152,324
GI Consilio Parent LLC(f)	1M US L + 7.50%, 0.50% Floor	5/14/2029	2,050,000	1,932,125
Total Industrials				15,124,135

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Technology (2.55%)
AthenaHealth Group, Inc.(f)	1M SOFR + 3.50%, 0.50% Floor	2/15/2029	$2,658,817	$2,565,759
AthenaHealth Group, Inc.(f)	3M US L + 3.50%, 0.50% Floor	2/15/2029	327,454	315,993
Nexus Buyer LLC, TL(f)	1M SOFR + 6.25%	11/5/2029	920,000	832,025
UKG INC., TL(f)	1M SOFR + 5.25%	5/3/2027	3,760,000	3,656,600
Total Technology				7,370,377

TOTAL BANK LOANS
(Cost $115,020,830)				106,434,089

CONVERTIBLE CORPORATE BOND (0.58%)
Energy (0.58%)
Forum Energy Technologies, Inc.(g)	9.000%	8/4/2025	1,682,042	1,684,346

TOTAL CONVERTIBLE CORPORATE BOND
(Cost $1,697,902)				1,684,346

CORPORATE BONDS (1.45%)
Consumer, Cyclical (1.45%)
SRS Distribution, Inc.(h)	6.000%	12/1/2029	4,840,000	4,184,156

TOTAL CORPORATE BONDS
(Cost $4,630,574)				4,184,156

HIGH YIELD BONDS AND NOTES (57.64%)
Basic Materials (7.23%)
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(h)	8.750%	7/15/2026	9,490,000	9,099,026
Century Aluminum Co.(h)	7.500%	4/1/2028	12,415,000	11,760,357
Northwest Acquisitions ULC / Dominion Finco, Inc.(c)(h)(i)	7.125%	11/1/2022	1,650,000	99
Total Basic Materials				20,859,482

Communications (6.50%)
Arches Buyer, Inc.(h)	6.125%	12/1/2028	2,830,000	2,441,582
Clear Channel Outdoor Holdings, Inc.(h)	7.750%	4/15/2028	980,000	770,505
Radiate Holdco LLC / Radiate Finance, Inc.(h)	6.500%	9/15/2028	2,520,000	1,474,200
Scripps Escrow II, Inc.(h)	5.375%	1/15/2031	1,490,000	1,051,491
Scripps Escrow, Inc.(h)	5.875%	7/15/2027	1,340,000	1,086,439
Uber Technologies, Inc.(h)	4.500%	8/15/2029	5,660,000	5,220,066
Viasat, Inc.(h)	5.625%	9/15/2025	3,170,000	3,074,900
Viasat, Inc.(h)	6.500%	7/15/2028	4,300,000	3,648,120
Total Communications				18,767,303

Consumer, Cyclical (8.53%)
Boyd Gaming Corp.(h)	4.750%	6/15/2031	2,470,000	2,209,178
CD&R Smokey Buyer, Inc.(h)	6.750%	7/15/2025	2,040,000	1,898,602
Dornoch Debt Merger Sub, Inc.(h)	6.625%	10/15/2029	6,930,000	5,661,980
Ford Motor Co.	7.450%	7/16/2031	4,180,000	4,458,463
Ford Motor Co.	9.625%	4/22/2030	5,000,000	5,820,965
Real Hero Merger Sub 2, Inc.(h)	6.250%	2/1/2029	4,450,000	3,653,940
Sportsnet(c)(d)(e)(f)	10.250%	1/15/2025	100,000	95,250
White Cap Buyer LLC(h)	6.875%	10/15/2028	904,000	820,457
Total Consumer, Cyclical				24,618,835

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (7.44%)
B&G Foods, Inc.	5.250%	4/1/2025	$3,900,000	$3,728,750
Cano Health LLC(h)	6.250%	10/1/2028	7,030,000	4,406,580
High Ridge Brands Escrow(b)(c)(d)(e)		3/15/2025	125,000	13
Specialty Steel Holdco, Inc.(b)(c)(d)(e)(f)(g)	11.9222% or PIK L+11.00%, 1.00% Floor	11/15/2026	210,000	210,000
Surgery Center Holdings, Inc.(h)	6.750%	7/1/2025	1,023,000	1,023,120
Surgery Center Holdings, Inc.(h)	10.000%	4/15/2027	3,686,000	3,773,450
Tenet Healthcare Corp.	6.125%	10/1/2028	7,490,000	7,217,813
Tenet Healthcare Corp.(h)	6.750%	5/15/2031	1,110,000	1,114,091
Total Consumer, Non-cyclical				21,473,817

Energy (0.37%)
Teine Energy, Ltd.(h)	6.875%	4/15/2029	1,150,000	1,055,610

Financials (10.85%)
AssuredPartners, Inc.(h)	7.000%	8/15/2025	7,350,000	7,268,006
GTCR AP Finance, Inc.(h)	8.000%	5/15/2027	2,080,000	2,041,390
HUB International, Ltd.(h)	7.000%	5/1/2026	11,610,000	11,593,630
Jones Deslauriers Insurance Management, Inc.(h)	8.500%	3/15/2030	2,090,000	2,134,632
NFP Corp.(h)	6.875%	8/15/2028	9,500,000	8,259,588
Total Financials				31,297,246

Industrials (13.55%)
Chart Industries, Inc.(h)	9.500%	1/1/2031	3,480,000	3,695,824
IEA Energy Services LLC(h)	6.625%	8/15/2029	2,000,000	1,929,922
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(h)	6.000%	9/15/2028	1,430,000	1,217,065
LABL, Inc.(h)	6.750%	7/15/2026	1,820,000	1,791,390
Madison IAQ LLC(h)	5.875%	6/30/2029	3,850,000	3,122,961
Material Sciences Corp.(b)(c)(d)(e)(f)(g)	L + 8.25% or PIK 2.00%	1/9/2024	92,717	92,718
Oscar AcquisitionCo LLC / Oscar Finance, Inc.(h)	9.500%	4/15/2030	6,000,000	5,519,400
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(h)	7.750%	4/15/2026	8,751,000	7,952,296
TransDigm, Inc.	6.375%	6/15/2026	3,210,000	3,172,241
TransDigm, Inc.(h)	6.250%	3/15/2026	2,880,000	2,868,517
TransDigm, Inc., Series WI	4.875%	5/1/2029	1,660,000	1,484,817
TransDigm, Inc.(h)	6.750%	8/15/2028	1,460,000	1,467,358
Trident TPI Holdings, Inc.(h)	12.750%	12/31/2028	4,600,000	4,775,950
Total Industrials				39,090,459

Technology (3.17%)
CWT Travel Group, Inc.(c)(h)	8.500%	11/19/2026	5,128,594	2,826,515
Presidio Holdings, Inc.(h)	8.250%	2/1/2028	4,780,000	4,557,520
Twilio, Inc.	3.875%	3/15/2031	2,110,000	1,759,107
Total Technology				9,143,142

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $178,965,904)				166,305,894

WARRANTS (0.00%)

	Maturity Date	Shares	Value (Note 2)
Consumer, Cyclical (0.00%)
CWT Travel Holdings, Inc., Strike Price: $57.00(b)(c)(d)(e)	11/19/2026	$3,371	$–
CWT Travel Holdings, Inc., Strike Price: $67.69(b)(c)(d)(e)	11/19/2028	3,548	$–
Utex Industries Holdings, LLC, Strike Price: $114.76(b)(c)(d)(e)	12/31/2049	1,150	$–

TOTAL WARRANTS
(Cost $–)			–

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.33%)
MSILF Treasury Securities Portfolio	4.400%	6,725,475	$6,725,475

TOTAL SHORT TERM INVESTMENTS
(Cost $6,725,475)			6,725,475

TOTAL INVESTMENTS (99.63%)
(Cost $309,842,722)			$287,469,754

OTHER ASSETS IN EXCESS OF LIABILITIES (0.37%)			1,065,694

NET ASSETS (100.00%)			$288,535,448

(a)	Non-income producing security.
(b)	Security deemed to be restricted as of June 30, 2023. As of June 30, 2023, the fair value of restricted securities in the aggregate was $2,712,463, representing 0.94% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Quarterly Portfolio of Investments.
(c)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of June 30, 2023, the fair value of illiquid securities in the aggregate was $5,921,623, representing 2.05% of the Fund's net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Quarterly Portfolio of Investments.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2023 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(h)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the fair value of securities restricted under Rule 144A in the aggregate was $142,449,913, representing 49.37% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (c).
(i)	Security is currently in default.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate
PIK - Payment in-kind

Reference Rates:
1M US L - 1 Month LIBOR as of June 30, 2023 was 5.43%
3M US L - 3 Month LIBOR as of June 30, 2023 was 5.63%
1M US SOFR - 1 Month US SOFR as of June 30, 2023 was
3M US SOFR - 3 Month US SOFR as of June 30, 2023 was 5.16%
12M US SOFR - 12 Month US SOFR as of June 30, 2023 was

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

June 30, 2023 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Polen DDJ Opportunistic High Yield Fund (the “Fund”). Prior to April 11, 2022, the Polen DDJ Opportunistic High Yield Fund was known as the DDJ Opportunistic High Yield Fund. The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board” or "Trustees") may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their net assets value ("NAV").

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023:

Polen DDJ Opportunistic High Yield Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Cyclical	$–	$454,385	$–	$454,385
Consumer, Non-Cyclical	–	–	226,615	226,615
Materials	–	–	325,936	325,936
Mineral and Precious Stone Mining	–	–	259,680	259,680
Oil & Gas	–	–	541,257	541,257
Technology	40,625	–	–	40,625
Preferred Stock
Consumer, Cyclical	–	287,296	–	287,296
Bank Loans
Basic Materials	–	3,073,381	–	3,073,381
Communications	–	7,307,224	–	7,307,224
Consumer Discretionary	–	8,307,939	–	8,307,939
Consumer, Cyclical	–	4,841,282	–	4,841,282
Consumer, Non-Cyclical	–	59,807,892	–	59,807,892
Financials	–	–	601,859	601,859
Industrials	–	15,124,135	–	15,124,135
Technology	–	7,370,377	–	7,370,377
Convertible Corporate Bond
Energy	–	1,684,346	–	1,684,346
Corporate Bonds
Consumer, Cyclical	–	4,184,156	–	4,184,156
High Yield Bonds and Notes
Basic Materials	–	20,859,482	–	20,859,482
Communications	–	18,767,303	–	18,767,303
Consumer, Cyclical	–	24,523,585	95,250	24,618,835
Consumer, Non-Cyclical	–	21,263,804	210,013	21,473,817
Energy	–	1,055,610	–	1,055,610
Financials	–	31,297,246	–	31,297,246
Industrials	–	38,997,741	92,718	39,090,459
Technology	–	9,143,142	–	9,143,142
Short Term Investments	6,725,475	–	–	6,725,475
Warrants	–	–	–	–
Total	$6,766,100	$278,350,326	$2,353,328	$287,469,754

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Common Stocks	Bank Loans	High Yield Bonds And Notes	Warrants	Total
Balance as of September 30, 2022	$1,440,770	$548,048	$512,392	$-	$2,501,210
Accrued Discount/premium	-	-	185	-	185
Change in Unrealized Appreciation/Depreciation	(87,282)	-	(2,494)	-	(89,776)
Purchases	-	53,811	2,494	-	56,305
Sales Proceeds	-	-	(114,596)	-	(114,596)
Balance as of June 30, 2023	$1,353,488	$601,859	$397,981	$-	$2,353,328
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2023	$(87,282)	$-	$(2,494)	$-	$(89,776)

Information about Level 3 measurements as of June 30, 2023:

Asset Class	Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range	Weighted Average
Common Stocks	$1,093,808	Discounted Cash Flow Analysis	Discount Rate	12.0% - 16.6%	13.06%
		Market Analysis	EBITDA Multiple	3.68x-9.31x	7.09x
			Termination Value Multiple	5.00x - 9.00x	6.88x
Common Stocks	$259,680	Discounted Cash Flow Analysis	Discount rate	14.10%	N/A
Bank Loans	$601,859	Loan-To-Value and Credit Coverage	Values As A Percentage Of Par Loan-To-Value	100% 20%	N/A
High Yield Bonds and Notes	$397,968	Yield Analysis	Yield to Worst	12.80% - 15.10%	14.24%
High Yield Bonds and Notes	$13	Litigation Trust Settlement Proceeds
			Expected recovery probability rate	$0.01 per $100 principal amount of now cancelled Unsecured Notes	N/A
Warrants	$–	Intrinsic value	Strike price per share	$57.00-$114.76
			Per share value (fully diluted)	$4.36-$79.32	$0.00
	$2,353,328

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Expected Recovery Rate	Increase	Decrease
Strike Price Per Share	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of June 30, 2023, the Fund held $106,434,089, or 36.89% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.